Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: Citigroup Global Markets

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc., Credit Suisse, Deutsche Bank Securities, Inc., Goldman Sachs & Co., HSBC
 Securities, Lehman Brothers, Merrill Lynch & Co.

Name of Issuer:  First Data Corporation

Title of Security:  FDC9 7/8

Date of First Offering:  10/16/07

Dollar Amount Purchased:  $13,982,410

Number of Shares Purchased:  14,750,000

Price Per Unit:  94.796

Resolution to be presented at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: JPMorgan

Names of Underwriting Syndicate Members: BOA, GS&Co., JPMorgan and DB Securities

Name of Issuer:  Varietal Distribution

Title of Security:  VWRINT 10 1/4 15

Date of First Offering:  6/26/2007

Dollar Amount Purchased:  $4250000

Number of Shares Purchased:  42,500

Price Per Unit:  100

Resolution to be presented at August 2007 Board Meeting.

Name of Fund:  Goldman Sachs High Yield Fund

Name of Underwriter Purchased From: CSFB, JPMorgan, Citi, Wachovia Sec., Merrill Lynch & Co., GE Capital Markts, GS&Co. and SunTrust

Names of Underwriting Syndicate Members:

Name of Issuer:  Community Health Systems

Title of Security:  CYH8 7/8 07/15/15

Date of First Offering:  6/27/2007

Dollar Amount Purchased:  $ 17,128,215

Number of Shares Purchased:  17,250,000

Price Per Unit:  99.294

Resolution to be presented at August 2007 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN CPN: 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $1,436,486

Number of Shares Purchased:  1,450,000

Price Per Unit:  99.068

Resolution to be presented at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 1/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 627,776.

Number of Shares Purchased:  650,000

Price Per Unit:  96.581

Resolution to be presented at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: DMG

Names of Underwriting Syndicate Members: Citigroup Global Markets, DB Securities, GS& Co., JPM Securities, ABN Amro, BNP Paribas, Dresdner Kleinwort,
 Lehman Bros, Santander Investement Securities, Wachovia Capital Markets, Loop Capital, Samuel A. Ramirez & Co., Williams Capital Group

Name of Issuer:  Kraft Foods, Inc.

Title of Security:  KFT6 1/2 08/11/17

Date of First Offering:  8/8/2007

Dollar Amount Purchased:  $2,361,083

Number of Shares Purchased:  $2,375,000

Price Per Unit:  99.414

Resolution approved at November 2007 Board Meeting.

Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: UBS

Names of Underwriting Syndicate Members: BOA Securities, Citigroup Global Markets, DB Securities, Morgan Stanley, UBS Securities, GS&Co., Barclays Capital, BNP Paribas, JPMorgan, Lehman Bros

Name of Issuer:  Tyco Electronics Group

Title of Security:  TEL 6 10/01/12

Date of First Offering:  9/20/2007

Dollar Amount Purchased:  $1,949,142

Number of Shares Purchased:  1,950,000

Price Per Unit:  99.956

Resolution approved at November 2007 Board Meeting.



Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 2,305,697.50

Number of Shares Purchased:  2,375,000

Price Per Unit:  97.082

Resolution to be presented at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley


Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN CPN: 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $74,301

Number of Shares Purchased:  75,000

Price Per Unit:  99.068

Resolution to be presented at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 1/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 48,290

Number of Shares Purchased:  50,000

Price Per Unit:  96.581

Resolution to be presented at February 2008 Board Meeting.


Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 145,623.00

Number of Shares Purchased:  150,000

Price Per Unit:  97.082

Resolution to be presented at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From: DMG

Names of Underwriting Syndicate Members:  Citigroup Global Markets,
DB Securities, GS& Co., JPM Securities, ABN Amro, BNP Paribas, Dresdner Kleinwort, Lehman Bros, Santander Investement Securities, Wachovia Capital
 Markets, Loop Capital, Samuel A. Ramirez & Co., Williams Capital Group

Name of Issuer:  Kraft Foods, Inc.

Title of Security:  KFT6 1/2 08/11/17

Date of First Offering:  8/8/2007

Dollar Amount Purchased:  $ 149,121

Number of Shares Purchased:  150,000

Price Per Unit:  99.414

Resolution approved at November 2007 Board Meeting.



Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley


Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN CPN: 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $321,971

Number of Shares Purchased:  325,000

Price Per Unit:  99.068

Resolution to be presented at February 2008 Board Meeting.



Name of Fund:  Goldman Sachs Investment Grade Credit  Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 1/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 144,871

Number of Shares Purchased:  150,000

Price Per Unit:  96.581

Resolution to be presented at February 2008 Board Meeting.

Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: Bear Stearns

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc., Citigroup, Goldman, Sachs & Co., DEPFA First Albany Securities LLC, JPMorgan, Merrill Lynch 7 Co. and Morgan Stanley

Name of Issuer:  BUCKEYE OHIO TOB SETTLEMENT

Title of Security:  BUCGEN 5 7/8

Date of First Offering:  10/24/07

Dollar Amount Purchased:  $ 461,139.50

Number of Shares Purchased:  475,000

Price Per Unit:  97.082

Resolution to be presented at February 2008 Board Meeting.


Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From: DMG

Names of Underwriting Syndicate Members:  Citigroup Global Markets, DB
 Securities, GS& Co., JPM Securities, ABN Amro, BNP Paribas, Dresdner Kleinwort, Lehman Bros, Santander Investement Securities, Wachovia
Capital Markets, Loop Capital, Samuel A. Ramirez & Co., Williams Capital Group

Name of Issuer:  Kraft Foods, Inc.

Title of Security:  KFT6 1/2 08/11/17

Date of First Offering:  8/8/2007

Dollar Amount Purchased:  $745,605

Number of Shares Purchased:  750,000

Price Per Unit:  99.414

Resolution approved at November 2007 Board Meeting.

Name of Fund: Goldman Sachs New York AMT-Free Municipal Fund

Name of Underwriter Purchased From: M.R. Beal & Company

Names of Underwriting Syndicate Members: M.R. Beal & Company, DEPFA First Albany Securities LLC, Merrill Lynch & Co., UBS Investment Bank, Siebert Brandford Shank & Co., LLC, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Citi, Goldman, Sachs & Co., JPMorgan, Lehman Brothers, Loop Capital Markets LLC, Morgan Stanley, Raymond James & Associates, Inc., Wachovia Bank, National Association, Piper Jaffray, Prager, Sealy & Co., LLC, RBC Capital Markets, Roosevelt & Cross Incorporated

Name of Issuer: New York City Municipal Water Finance Authority

Title of Security: NYCUTL

Date of First Offering: 10/1/07

Dollar Amount Purchased: 518,615.00

Number of Shares Purchased: 500,000

Price Per Unit: 103.723

Resolution to be presented at February 2008 Board Meeting.

Name of Fund: Goldman Sachs New York AMT-Free Municipal Fund
Name of Underwriter Purchased From: Morgan Stanley
Names of Underwriting Syndicate Members: Morgan Stanley, Goldman Sachs & Co,
 Lehman Brothers, UBS Investment Bank, Popular Securities, JPMorgan,
RBC Capital Markets, Bear, Stearns & Co. Inc, Merrill Lynch & Co.


Name of Issuer: The City of New York

Title of Security: NYC

Date of First Offering: 7/25/07

Dollar Amount Purchased: $787,192.50

Number of Shares Purchased: 750,000

Price Per Unit: 104.959

Resolution approved at November 2007 Board Meeting.

Name of Fund: Goldman Sachs New York AMT-Free Municipal Fund
Name of Underwriter Purchased From: JP Morgan
Names of Underwriting Syndicate Members: JP Morgan, UBS Investment Bank, Lehman Brothers, Citi, Goldman Sachs & Co., Merrill Lynch, RBC Capital Markets


Name of Issuer: Dormitory Authority of the State of New York

Title of Security: NYSHGR

Date of First Offering: 6/29/07

Dollar Amount Purchased: $791,160

Number of Shares Purchased: 750,000

Price Per Unit: 105.488

Resolution approved at August 2007 Board Meeting.

Name of Fund: Goldman Sachs New York AMT-Free Municipal Fund

Names of Underwriting Syndicate Members: Citigroup, UBS Investment Bank, Merrill Lynch & Company, Goldman Sachs & Co, JPMorgan, Bank of America Securities LLC
Name of Underwriter Purchased From: Dormitory Authority of the State of
 New York - North Shore - Long Island Jewish Obligated Group

Name of Issuer: Dormitory Authority of the State of New York - North Shore -
 Long Island Jewish Obligated Group

Title of Security: NYSHGR

Date of First Offering: 5/8/07

Dollar Amount Purchased: $1,053,510

Number of Shares Purchased: 1,000,000

Price Per Unit: 105.351

Resolution approved at August 2007 Board Meeting.

Name of Fund: Goldman Sachs New York AMT-Free Municipal Fund

Names of Underwriting Syndicate Members: Bear, Stearns & Co. Inc.,
JP Morgan, A.G. Edwards, Bank of America Securities LLC, Citi, Goldman Sachs & Co., Morgan Stanley & Co.
Name of Underwriter Purchased From: Bear, Stearns & Co.

Name of Issuer: New York State Environmental Facilities Corporation

Title of Security: NYSWTR

Date of First Offering: 6/27/07

Dollar Amount Purchased: $632,644

Number of Shares Purchased: 600,000

Price Per Unit: 105.444

Resolution approved at August 2007 Board Meeting.


Name of Fund: Goldman Sachs Short Duration Tax-Free Fund
Name of Underwriter Purchased From: JP Morgan
Names of Underwriting Syndicate Members: JPMorgan, Goldman Sachs & Co, Bear, Stearns & Co. Inc, Merrill Lynch & Co., A.G. Edwards


Name of Issuer: Illinois Municipal Electric Agency

Title of Security: ILSPWR

Date of First Offering: 9/21/07

Dollar Amount Purchased: $1,250,856.00

Number of Shares Purchased: 1,200,000

Price Per Unit: 104.238

Resolution approved at November 2007 Board Meeting.

Name of Fund: Goldman Sachs California AMT-Free Municipal Fund
Name of Underwriter Purchased From: Citigroup
Names of Underwriting Syndicate Members: Citigroup, Lehman Brothers,
 Merrill Lynch & Company, Goldman Sachs & Co, JPMorgan, Bank of America Securities LLC


Name of Issuer: State of California

Title of Security: CAS

Date of First Offering: 6/20/07

Dollar Amount Purchased: $2,552,325

Number of Shares Purchased: 2,500,000

Price Per Unit: 101.718

Resolution approved at August 2007 Board Meeting.